Exhibit 99.1
Lucid Announces Second Quarter 2025 Financial Results
Financial Highlights
•Produced 3,863 vehicles in Q2
•Delivered 3,309 vehicles in Q2; up 38.2% compared to Q2 2024
•Q2 revenue of $259.4 million
•Q2 GAAP diluted net loss per share of $(0.28); non-GAAP diluted net loss per share of $(0.24)
•Ended the quarter with approximately $4.86 billion in total liquidity
•Production outlook for 2025 is revised to 18,000 - 20,000 vehicles from prior guidance of 20,000 vehicles
Operational Highlights
•Launched next-generation robotaxi partnership that will see Uber deploy a minimum of 20,000 Lucid Gravity vehicles equipped with Nuro DriverTM Level 4 autonomy
•Expanded DreamDrive Pro functionality to add Hands-Free Drive Assist and Lane Change Assist, advancing Lucid’s in-house ADAS autonomy roadmap
•Introduced access to 23,500+ Tesla Superchargers in North America for all Lucid Air models using a Lucid-approved NACS adapter, significantly increasing driving range
•Announced Timothée Chalamet, an award-winning actor and cultural icon, as first-ever brand ambassador, initiating biggest brand awareness push to date
NEWARK, Calif. — August 5, 2025 — Lucid Group, Inc. (NASDAQ: LCID), maker of the world’s most advanced electric vehicles, today announced financial results for its second quarter ended June 30, 2025. The earnings presentation is available on its investor relations website (https://ir.lucidmotors.com).
Lucid reported second quarter revenue of $259.4 million on deliveries of 3,309 vehicles. Lucid ended the second quarter with approximately $4.86 billion in total liquidity. The Company is also adjusting its production outlook for 2025 to 18,000 - 20,000 vehicles.
“We had our sixth consecutive quarter of record deliveries in Q2 and expect to continue this trend as we ramp up Lucid Gravity production in the second half of the year,” said Marc Winterhoff, Interim CEO at Lucid. “In Q1, we mentioned our ongoing partnership discussions to develop new revenue streams for our EV technology and beyond. The robotaxi partnership we announced with Uber and Nuro is a perfect example aligned with that strategy. We also continued to double down on increasing our brand awareness, introducing Timothée Chalamet, an award-winning actor and cultural icon, as our first global brand ambassador.”
“We delivered solid performance despite a challenging macroeconomic backdrop, thanks to the adaptability and focus of our team in navigating a dynamic environment,” said Taoufiq Boussaid, CFO at Lucid. “We are focused on business fundamentals to achieve our near-term goals: disciplined cost management, brand building, and continuing to execute our Lucid Gravity launch ramp. We remain committed to strengthening our balance sheet and maintaining long-term alignment with partners and shareholders.”
Lucid will host a conference call for analysts and investors at 2:30 P.M. PT / 5:30 P.M. ET on August 5, 2025. The live webcast of the conference call will be available on the Investor Relations website at ir.lucidmotors.com. Following the completion of the call, a replay will be available on the same website. Lucid uses its ir.lucidmotors.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

About Lucid Group
Lucid (NASDAQ: LCID) is a Silicon Valley-based technology company focused on creating the most advanced EVs in the world. The award-winning Lucid Air and new Lucid Gravity deliver best-in-class performance, sophisticated design, expansive interior space and unrivaled energy efficiency. Lucid assembles both vehicles in its state-of-the-art, vertically integrated factory in Arizona. Through its industry-leading technology and innovations, Lucid is advancing the state-of-the-art of EV technology for the benefit of all.
Investor Relations Contact
investor@lucidmotors.com

Media Contact
media@lucidmotors.com
Trademarks
This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners.
Forward Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “scheduled” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding results of operations, financial outlook and condition, guidance, liquidity, capital expenditures, prospects, growth, production volumes, strategies, management, and the markets in which we operate, including expectations of financial and operational metrics, projections of market opportunity, market share and product sales, plans and expectations related to commercial product launches and future programs, initiatives and products, including the Midsize program, plans and expectations on vehicle production and delivery timing and volumes, expectations regarding market opportunities and demand for Lucid’s products, the range, features, specifications, performance, production and delivery of Lucid’s vehicles and potential impact on markets, plans and expectations regarding further monetization opportunities, plans and expectations regarding Lucid’s software, technology features and capabilities, including with respect to battery and powertrain systems, plans and expectations regarding Lucid’s systems approach to the design of the vehicles, estimate of Lucid’s technology lead over competitors, estimate of the length of time Lucid’s existing cash, cash equivalents and investments will be sufficient to fund planned operations, plans and expectations regarding Lucid’s liquidity runway, future capital raises and funding strategy and settlement of the Uber private placement, plans and expectations regarding future manufacturing capabilities and facilities, logistics and supply chain, studio and service center openings, sales channels and strategies, test drive, ability to mitigate supply chain and logistics risks, plans and expectations regarding expansion and construction of Lucid’s AMP-1 and AMP-2 manufacturing facilities and capabilities, including potential benefits, ability to vertically integrate production processes, future sales channels and strategies, future market launches and international expansion, Lucid’s ability to grow its brand awareness, plans and expectations regarding management transitions, the potential success of Lucid’s direct-to-consumer sales strategy and future vehicle programs, potential automotive and strategic partnerships, expectations on the technology licensing landscape, expectations on the regulatory and political environment, the closing of the Uber private placement, and the promise of Lucid’s technology. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, economic, market, financial, political, regulatory and legal conditions, including changes of policies, imposition of tariffs, export controls and threat of a trade war, the risk of a global economic recession or other downturn, bank closures and liquidity concerns at financial institutions, and global or regional conflicts or other geopolitical events; risks related to changes in overall demand for Lucid’s products and services and cancellation of orders for Lucid’s vehicles; risks related to prices and availability of commodities and materials, including rare earth minerals, Lucid’s supply chain, logistics, inventory management and quality control, and Lucid’s ability to complete the tooling of its manufacturing facilities over time and scale production of Lucid’s vehicles; risks related to the uncertainty of Lucid’s projected financial and operational information; risks related to the timing of expected business milestones and commercial product launches; risks related to the construction and expansion of Lucid’s manufacturing facilities and the increase of Lucid’s production capacity; Lucid’s ability to manage expenses and control costs; risks related to future market adoption of Lucid’s offerings; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s business; changes in regulatory requirements, policies, and governmental incentives; changes in fuel and energy prices; Lucid’s ability to rapidly innovate; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers, including its ability to realize the anticipated benefits of its transactions with Aston Martin, Uber and Nuro; risks related to potential vehicle recalls ; Lucid’s ability to establish and expand its brand, and capture additional market share, and the risks associated with negative press or reputational harm; Lucid’s ability to effectively manage its growth and its ongoing need to attract, retain, and motivate key employees, including engineering and management employees, as Lucid has undertaken multiple significant management changes in the past, including its CEO; risks related to Lucid’s outstanding Convertible Preferred Stock; availability, reduction or elimination of, and Lucid’s ability to obtain and effectively utilize, zero emission vehicles credits, tax incentives, and other governmental and regulatory programs and incentives; Lucid’s ability to conduct equity, equity-linked or debt financings in the future; Lucid’s ability to pay interest and principal on its indebtedness; future changes to vehicle specifications which may impact performance, features, pricing and other expectations; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed under the cautionary language and the Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2024, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures and Key Business Metrics
Condensed consolidated financial information has been presented in accordance with US GAAP (“GAAP”) as well as on a non-GAAP basis to supplement our condensed consolidated financial results. Lucid’s non-GAAP financial measures include Adjusted EBITDA, adjusted net loss attributable to common stockholders (diluted), adjusted net loss per share attributable to common stockholders (diluted), and free cash flow, which are discussed below.
Adjusted EBITDA is defined as net loss attributable to common stockholders (basic) before (1) interest expense, (2) interest income, (3) provision for (benefit from) income taxes, (4) depreciation and amortization, (5) stock-based compensation, (6) restructuring charges, (7) change in fair value of common stock warrant liability, (8) change in fair value of equity securities of a related party, (9) change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party), (10) accretion of redeemable convertible preferred stock (related party), and (11) gain on extinguishment of debt. Lucid believes that Adjusted EBITDA provides useful information to Lucid’s management and investors about Lucid’s financial performance.
Adjusted net loss attributable to common stockholders (diluted) is defined as net loss attributable to common stockholders (diluted) excluding (1) stock-based compensation, (2) restructuring charges, (3) change in fair value of common stock warrant liability, (4) change in fair value of equity securities of a related party, (5) change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party), and (6) accretion of redeemable convertible preferred stock (related party).
Lucid defines and calculates adjusted net loss per share attributable to common stockholders (diluted) as adjusted net loss attributable to common stockholders (diluted) divided by weighted-average shares outstanding attributable to common stockholders (diluted).
Lucid believes that adjusted net loss attributable to common stockholders (diluted) and adjusted net loss per share attributable to common stockholders (diluted) financial measures provide investors with useful information to evaluate performance of its business excluding items not reflecting ongoing operating activities.
Free cash flow is defined as net cash used in operating activities less capital expenditures. Lucid believes that free cash flow provides useful information to Lucid’s management and investors about the amount of cash generated by the business after necessary capital expenditures.
These non-GAAP financial measures facilitate management’s internal comparisons to Lucid’s historical performance. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting, and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to Lucid’s investors regarding measures of our financial condition and results of operations that Lucid uses to run the business and therefore allows investors to better understand Lucid’s performance. However, these non-GAAP financial and key performance measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP.
Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under GAAP when understanding Lucid’s operating performance. In addition, other companies, including companies in Lucid’s industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Lucid’s non-GAAP financial measures and key performance measures as tools for comparison. A reconciliation between GAAP and non-GAAP financial information is presented below.

LUCID GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share and per share data)

	June 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$1,795,719	$1,606,865
Short-term investments (including $35,000 and $15,000 associated with a related party as of June 30, 2025 and December 31, 2024, respectively)	1,030,140	2,424,103
Accounts receivable, net (including $63,508 and $57,909 from a related party as of June 30, 2025 and December 31, 2024, respectively)	125,265	112,025
Inventory	713,269	407,774
Prepaid expenses	63,336	52,951
Other current assets (including nil and $34,503 associated with a related party as of June 30, 2025 and December 31, 2024, respectively)	223,391	270,218
Total current assets	3,951,120	4,873,936
Property, plant and equipment, net	3,568,248	3,262,612
Right-of-use assets	235,821	211,886
Long-term investments (including $30,000 and $20,000 associated with a related party as of June 30, 2025 and December 31, 2024, respectively)	776,677	1,012,223
Other noncurrent assets	306,095	249,443
Investments in equity securities of a related party	31,117	37,831
TOTAL ASSETS	$8,869,078	$9,647,931

LIABILITIES
Current liabilities:
Accounts payable (including $18,010 and nil associated with a related party as of June 30, 2025 and December 31, 2024, respectively)	$213,656	$133,832
Finance lease liabilities, current portion	8,141	6,788
Other current liabilities (including $233,308 and $126,417 associated with related parties as of June 30, 2025 and December 31, 2024, respectively)	1,312,157	1,024,671
Total current liabilities	1,533,954	1,165,291
Finance lease liabilities, net of current portion	176,113	76,096
Common stock warrant liability	1,331	19,514
Long-term debt	2,038,928	2,002,151
Other long-term liabilities (including $122,889 and $121,136 associated with related parties as of June 30, 2025 and December 31, 2024, respectively)	600,321	572,800
Derivative liabilities associated with redeemable convertible preferred stock (related party)	246,250	639,425
Total liabilities	4,596,897	4,475,277

REDEEMABLE CONVERTIBLE PREFERRED STOCK
Preferred stock 10,000,000 shares authorized as of June 30, 2025 and December 31, 2024, Series A redeemable convertible preferred stock, par value $0.0001; 100,000 shares issued and outstanding as of June 30, 2025 and December 31, 2024; liquidation preference of $1,239,789 and $1,138,825 as of June 30, 2025 and December 31, 2024, respectively (related party)	1,084,589	730,025
Preferred stock 10,000,000 shares authorized as of June 30, 2025 and December 31, 2024, Series B redeemable convertible preferred stock, par value $0.0001; 75,000 shares issued and outstanding as of June 30, 2025 and December 31, 2024; liquidation preference of $871,051 and $800,442 as of June 30, 2025 and December 31, 2024, respectively (related party)	780,001	569,817
Total redeemable convertible preferred stock	1,864,590	1,299,842

STOCKHOLDERS’ EQUITY
Common stock, par value $0.0001; 15,000,000,000 shares authorized as of June 30, 2025 and December 31, 2024; 3,073,203,419 and 3,032,219,724 shares issued and 3,072,345,594 and 3,031,361,899 shares outstanding as of June 30, 2025 and December 31, 2024, respectively	307	303
Additional paid-in capital	16,231,681	16,808,018
Treasury stock, at cost, 857,825 shares at June 30, 2025 and December 31, 2024	(20,716)	(20,716)
Accumulated other comprehensive income (loss)	14,616	(2,099)
Accumulated deficit	(13,818,297)	(12,912,694)
Total stockholders’ equity	2,407,591	3,872,812
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$8,869,078	$9,647,931

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue (including $30,247 and $36,470 from a related party for the three months ended June 30, 2025 and 2024, and $35,343 and $87,836 for the six months ended June 30, 2025 and 2024, respectively)	$259,432	$200,581	$494,480	$373,321

Costs and expenses
Cost of revenue	531,783	470,355	995,343	875,151
Research and development	273,839	287,170	525,085	571,797
Selling, general and administrative	256,857	210,245	469,032	423,477
Restructuring charges	—	20,228	—	20,228
Total cost and expenses	1,062,479	987,998	1,989,460	1,890,653

Loss from operations	(803,047)	(787,417)	(1,494,980)	(1,517,332)

Other income (expense), net
Change in fair value of common stock warrant liability	5,322	7,539	18,183	34,593
Change in fair value of equity securities of a related party	3,948	(9,390)	(9,505)	(29,323)
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	111,475	103,000	393,175	103,000
Gain on extinguishment of debt	116,360	—	116,360	—
Interest income	44,318	54,553	96,527	105,184
Interest expense (including $4,912 and $1,322 to a related party for the three months ended June 30, 2025 and 2024, and $8,612 and $2,703 for the six months ended June 30, 2025 and 2024, respectively)	(23,749)	(6,673)	(35,632)	(14,174)
Other income (expense), net	3,572	(5,067)	6,537	(6,074)
Total other income, net	261,246	143,962	585,645	193,206
Loss before provision for (benefit from) income taxes	(541,801)	(643,455)	(909,335)	(1,324,126)
Provision for (benefit from) income taxes	(2,369)	(65)	(3,732)	123
Net loss	(539,432)	(643,390)	(905,603)	(1,324,249)
Accretion of redeemable convertible preferred stock (related party)	(199,823)	(146,861)	(564,748)	(150,762)
Net loss attributable to common stockholders, basic	(739,255)	(790,251)	(1,470,351)	(1,475,011)
Interest expense on 2026 Notes	309	—	4,283	—
Gain on extinguishment of debt	(116,360)	—	(116,360)	—
Net loss attributable to common stockholders, diluted	$(855,306)	$(790,251)	$(1,582,428)	$(1,475,011)

Weighted-average shares outstanding attributable to common stockholders
Basic	3,056,404,834	2,310,360,525	3,046,411,837	2,306,209,050
Diluted	3,057,882,724	2,310,360,525	3,056,708,079	2,306,209,050

Net loss per share attributable to common stockholders
Basic	$(0.24)	$(0.34)	$(0.48)	$(0.64)
Diluted	$(0.28)	$(0.34)	$(0.52)	$(0.64)

Other comprehensive income (loss)
Net unrealized gains (losses) on investments, net of tax	$293	$(957)	$3,845	$(4,219)
Foreign currency translation adjustments	8,973	(802)	12,870	(4,790)
Total other comprehensive income (loss)	9,266	(1,759)	16,715	(9,009)
Comprehensive loss	(530,166)	(645,149)	(888,888)	(1,333,258)
Accretion of redeemable convertible preferred stock (related party)	(199,823)	(146,861)	(564,748)	(150,762)
Comprehensive loss attributable to common stockholders	$(729,989)	$(792,010)	$(1,453,636)	$(1,484,020)

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cash flows from operating activities:
Net loss	$(539,432)	$(643,390)	$(905,603)	$(1,324,249)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	111,088	66,183	209,047	135,021
Amortization of insurance premium	8,571	8,725	17,485	17,314
Non-cash operating lease cost	11,207	7,667	19,758	15,136
Stock-based compensation	56,319	57,013	83,834	120,709
Inventory and firm purchase commitments write-downs	179,888	145,243	327,806	277,541
Change in fair value of common stock warrant liability	(5,322)	(7,539)	(18,183)	(34,593)
Change in fair value of equity securities of a related party	(3,948)	9,390	9,505	29,323
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(111,475)	(103,000)	(393,175)	(103,000)
Net accretion of investment discounts/premiums	(5,582)	(23,004)	(19,062)	(44,308)
Gain on extinguishment of debt	(116,360)	—	(116,360)	—
Other non-cash items	6,582	6,199	9,300	4,944
Changes in operating assets and liabilities:
Accounts receivable (including $(9,715) and $7,076 from a related party for the three months ended June 30, 2025 and 2024, and $(5,599) and $(42,282) for the six months ended June 30, 2025 and 2024, respectively)	(35,041)	25,584	(13,260)	(49,612)
Inventory	(379,573)	(62,408)	(586,043)	(83,410)
Prepaid expenses	(20,254)	(8,227)	(27,677)	(19,269)
Other current assets	(32,874)	(26,224)	12,425	(22,310)
Other noncurrent assets	(22,338)	(19,023)	(68,249)	(23,392)
Accounts payable	58,890	6,714	58,513	3,181
Other current liabilities	1,076	413	117,921	5,520
Other long-term liabilities	8,337	52,697	23,164	71,722
Net cash used in operating activities	(830,241)	(506,987)	(1,258,854)	(1,023,732)
Cash flows from investing activities:
Purchases of property, plant and equipment (including $(25,675) and $(28,042) from a related party for the three months ended June 30, 2025 and 2024, and $(67,668) and $(34,068) for the six months ended June 30, 2025 and 2024, respectively)	(182,663)	(234,315)	(343,904)	(432,512)
Purchases of investments (including nil from a related party for the three months ended June 30, 2025 and 2024, and $(30,000) and nil for the six months ended June 30, 2025 and 2024, respectively)	(22,528)	(1,339,579)	(309,557)	(1,854,127)
Proceeds from maturities of investments	899,194	1,257,603	1,961,485	2,287,894
Proceeds from sale of investments	—	5,000	—	5,000
Net cash provided by (used in) investing activities	694,003	(311,291)	1,308,024	6,255

LUCID GROUP, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - continued (Unaudited) (in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cash flows from financing activities:
Proceeds from issuance of Series A redeemable convertible preferred stock to a related party	—	—	—	1,000,000
Payments of issuance costs for Series A redeemable convertible preferred stock	—	(2,343)	—	(2,343)
Payment for finance lease liabilities	(822)	(848)	(1,376)	(1,929)
Proceeds from issuance of 2030 Notes	1,100,000	—	1,100,000	—
Payment of transaction costs for the issuance of 2030 Notes	(17,924)	—	(17,924)	—
Purchase of capped call options	(118,250)	—	(118,250)	—
Repurchase of 2026 Notes	(931,433)	—	(931,433)	—
Proceeds from borrowings from a related party	39,989	—	106,645	—
Repayment of borrowings to a related party	—	(4,266)	—	(4,266)
Proceeds from exercise of stock options	861	786	1,274	2,311
Proceeds from employee stock purchase plan	12,696	11,104	12,696	11,104
Tax withholding payments for net settlement of employee awards	(6,172)	(2,070)	(9,449)	(5,312)
Payment for credit facility issuance costs to a related party	—	—	(507)	—
Net cash provided by financing activities	78,945	2,363	141,676	999,565
Net increase (decrease) in cash, cash equivalents, and restricted cash	(57,293)	(815,915)	190,846	(17,912)
Beginning cash, cash equivalents, and restricted cash	1,855,191	2,169,510	1,607,052	1,371,507
Ending cash, cash equivalents, and restricted cash	$1,797,898	$1,353,595	$1,797,898	$1,353,595

LUCID GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
(in thousands, except share and per share data)
Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net loss attributable to common stockholders, basic (GAAP)	$(739,255)	$(790,251)	$(1,470,351)	$(1,475,011)
Interest expense	23,749	6,673	35,632	14,174
Interest income	(44,318)	(54,553)	(96,527)	(105,184)
Provision for (benefit from) income taxes	(2,369)	(65)	(3,732)	123
Depreciation and amortization	111,088	66,183	209,047	135,021
Stock-based compensation	56,319	58,493	83,834	122,189
Restructuring charges	—	20,228	—	20,228
Change in fair value of common stock warrant liability	(5,322)	(7,539)	(18,183)	(34,593)
Change in fair value of equity securities of a related party	(3,948)	9,390	9,505	29,323
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(111,475)	(103,000)	(393,175)	(103,000)
Accretion of redeemable convertible preferred stock (related party)	199,823	146,861	564,748	150,762
Gain on extinguishment of debt	(116,360)	—	(116,360)	—
Adjusted EBITDA (non-GAAP)	$(632,068)	$(647,580)	$(1,195,562)	$(1,245,968)
Adjusted Net Loss Attributable to Common Stockholders

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net loss attributable to common stockholders, diluted (GAAP)	$(855,306)	$(790,251)	$(1,582,428)	$(1,475,011)
Stock-based compensation	56,319	58,493	83,834	122,189
Restructuring charges	—	20,228	—	20,228
Change in fair value of common stock warrant liability	(5,322)	(7,539)	(18,183)	(34,593)
Change in fair value of equity securities of a related party	(3,948)	9,390	9,505	29,323
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(111,475)	(103,000)	(393,175)	(103,000)
Accretion of redeemable convertible preferred stock (related party)	199,823	146,861	564,748	150,762
Adjusted net loss attributable to common stockholders, diluted (non-GAAP)	$(719,909)	$(665,818)	$(1,335,699)	$(1,290,102)
Adjusted Net Loss Per Share Attributable to Common Stockholders

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net loss per share attributable to common stockholders, diluted (GAAP)	$(0.28)	$(0.34)	$(0.52)	$(0.64)
Stock-based compensation	0.01	0.02	0.04	0.05
Restructuring charges	—	0.01	—	0.01
Change in fair value of common stock warrant liability	—	—	(0.01)	(0.01)
Change in fair value of equity securities of a related party	—	—	—	0.01
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(0.04)	(0.04)	(0.13)	(0.04)
Accretion of redeemable convertible preferred stock (related party)	0.07	0.06	0.18	0.06
Adjusted net loss per share attributable to common stockholders, diluted (non-GAAP)	$(0.24)	$(0.29)	$(0.44)	$(0.56)

Weighted-average shares outstanding attributable to common stockholders, diluted	3,057,882,724	2,310,360,525	3,056,708,079	2,306,209,050

LUCID GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES - continued
(Unaudited)
(in thousands)

Free Cash Flow

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net cash used in operating activities (GAAP)	$(830,241)	$(506,987)	$(1,258,854)	$(1,023,732)
Capital expenditures	(182,663)	(234,315)	(343,904)	(432,512)
Free cash flow (non-GAAP)	$(1,012,904)	$(741,302)	$(1,602,758)	$(1,456,244)